UNITED STATES
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VERITAS DGC INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following slides were used in investor presentations held on September 6, 2006 by Veritas DGC Inc. regarding the merger of Veritas DGC Inc. and Compagnie Générale de Géophysique:

Veritas DGC Inc. September 2006

Disclaimer FORWARD-LOOKING INFORMATION This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements as to expectations, beliefs and future financial performance, such as statements regarding our business prospects. All of these are based on current information and expectations that are subject to a number of risks, uncertainties and assumptions. These risks and uncertainties are more fully described in our reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual outcomes may vary in material respects from those currently anticipated. INVESTOR NOTICE In connection with the proposed transaction, CGG and Veritas intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by CGG with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the CGG American Depositary Shares ("ADS"), as well as the CGG ordinary shares underlying such CGG ADSs, to be issued in exchange for shares of Veritas common stock, and Veritas and CGG plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Veritas, CGG, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Veritas and CGG through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Veritas by contacting Investor Relations at +1 (832) 351-882 and from CGG by contacting Investor Relations at invrel@cgg.com or by telephone at +33 1 64 47 38 31. Veritas and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Veritas's proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about October 28, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Veritas by contacting Investor Relations at +1 (832) 351-882 CGG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in CGG's Form 20-F filed with the SEC on May 9, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from CGG by contacting Investor Relations at invrel@cgg.com or by telephone at +33 1 64 47 38 31].

Veritas: a Global Provider of Integrated Geophysical Information and Services

Exp Spending Dev Spending Favorable Industry Fundamentals Strong global demand combined with reserve replacement concerns Worldwide oil & gas exploration budgets increasing Excellent conditions for geophysical business and technology development Visibility currently extends well into 2007 Sample Group: Industry average change in spending Source Enskilda Securities, Lehman Brothers, PFC Energy ExplorationProduction20016%18%2002-6%7%2003-3%15%20046%13%2005E22%16%2006E20% +6%

Veritas Market Overview

- **Multi-Client** ~ 40% of revenue
  - *Interest levels are high and continue to increase worldwide*
  - *Sales especially robust in GOM, N. Sea and Canada. New interest in Brazil*
- **Processing** ~ 20% of revenue
  - *New innovations are driving significant imaging enhancements and interest*
  - *High performance computing supports advances in processing and business*
- **Marine Acquisition** ~ 20% of revenue
  - *Surging activity has fully consumed worldwide capacity*
  - *New techniques and technologies are driving differentiation in the marketplace*
- **Land Contract** ~ 20% of revenue
  - *Land acquisition is a regionalized business*
  - *Activity is growing worldwide - strong in Canada, Middle East and N. Africa*

Visibility on strengthening market, pricing and differentiation extends well into 2007

5

The Information Business Where Technology Has Driven an Extremely Successful Business Model

Resurgence of interest in known basins Growing interest in new basins Our Multi-Client Business Deliver strong performance today and into the future Continue our balanced multi-client / contract strategy New coverage in proven and future areas of interest State of the art acquisition techniques and processing algorithms Conservative capitalization policy, amortization rates and margin assumptions Best-in-class data: Number one investor for the past three years Excellence in multi-client through the recent vintage of our data along with leading technology & technique Best-in-class data: Leading acquisition and processing YTD Revenue30%70%LandMarine

# Coverage in Proven and New Areas



3D: 16,900 Sq km
2D: 1,000 km
3D: 4,500 Sq km
2D: 44,900 km
3D: 30,000 Sq km
Alberta
N. Sea
2D: 4,900 km
Scotia Shelf
US Land
2D: 400 km
3D: 18,600 Sq km
GOM
N. Africa
2D:17,200 km
W. Africa
Indonesia
2D: 6,300 km
3D: 93,700 Sq km
Brazil
Australia
2D: 44,400 km
3D: 12,600 Sq km
2D: 39,800 km
3D: 32,400 Sq km
2D: 43,300 km

**Total – Land**
- 2D 400 km
- 3D 35,500 Sq. km

**Total - Marine**
- 2D 201,800 km
- 3D 173,200 Sq. km

*Reprocessing not included*

8

# A Balanced Multi-Client / Contract Strategy



MC Revenue
MC Investment (net)
Difference
$ Millions
300
250
200
150
100
50
0
FY 2001
FY 2002
FY 2003
FY 2004
FY 2005
FY 2006
YTD Q3

9

# Cumulative Multi-Client Revenue & Investment



Revenue
Investment
$ Millions
1800
1600
1400
1200
1000
800
600
400
200
0
1999
2000
2001
2002
2003
2004
2005
2006
YTD Q3
161
343
562
788
1006
1281
1526
1615
137
304
504
673
825
951
1100
1201

10

Advanced Acquisition and Processing 1980 2006 Higher compute power and processing algorithm fidelity Wave Equation PSDM DMO + Post-stack migration DMO based PSTM (MOVES) Kirchhoff PSTM Kirchhoff PSDM Prospects are increasingly complex, located in increasingly challenging locations

1980 2006 Higher compute power and processing algorithm fidelity Prospects are increasingly complex, located in increasingly challenging locations Advanced Acquisition and Processing

Coverage - Multi-Client Gulf Of Mexico 2008 Expirations – 448 blocks 2007 Expirations – 884 blocks 2006 Expirations – 577 blocks 2005 Expirations– 154 blocks 2005 Expirations 2006 Expirations 2007 Expirations 2008 Expirations

Coverage - Multi-Client Gulf Of Mexico 2005 : 2008 Expirations on Veritas data – 1322 blocks Deepwater well coverage

Multi-Client Canada Coverage Existing 3D Seismic Proposed 3D Seismic

Multi-Client - A Few Closing Thoughts Leading investor in Multi-client for the last three years New data available worldwide in key basins of interest Recent vintage data and continually improved acquisition and imaging dramatically enhances reservoir illumination Strengthens our seismic imaging business Differentiates and re-invents our data library Interest continues to strengthen globally Especially in deep water basins based on excellent exploration potential and drilling advances Provides strong returns through the cycles of the seismic business

The Service Business Differentiated and Adding Value to Our Products

Veritas (New build) Available February 2007 World class vessel - 10 x 8100 long streamers Seisquest 8 x 6000 – hybrid streamerOur Marine Acquisition Business Maintain maximum differentiation, quality and efficiency Six 3D vessels, one 2D vessel Wide azimuth acquisition and solid streamers are key Veritas differentiators Mix of multi-client and contract work Managed capacity planning Veritas Vantage 8 x 8100 – solid streamer Veritas Viking 8 x 8100 – solid streamer October upgrade: 10 x 8100 Veritas Viking II8 x 8100 – solid streamer Veritas Searcher (retired June 06) 1 x 10000 – solid streamer Veritas Voyager (activated June 06) 1 x 10000 – solid streamer Pacific Sword 2 x 5000 – fluid streamer Vessel Capacity5112D8+ streamer 3D2 streamer 3D

Our Land Acquisition Business



Differentiated markets
Multicomponent / Artic



Highly and Pro-actively committed to QHSES



Operational leadership
Heli-portable, slip-sweep



Environments requiring specialized knowledge and equipment

Focus on profitability

- Selectively target high profitability markets: US, Canadian, Alaskan and Oman
- Standardize on Sercel SN 408 recording equipment
- Further develop multicomponent recording & processing capabilities


Recording Channels
6,750
3,750
20,000
11,000
9,500
Sercel 408
I/O RSR
I/O MRX
Sercel 388
Sercel 3C

Veritas has earned a reputation for completing the "tough jobs" with an excellent QHSES record

Global Processing Facility - a worldwide grid of clustered CPUs A suite of proprietary imaging sequences and algorithms Our Processing Business Exceptional team of industry experts Tight integration with R&D, production and our customers Independently benchmarked as making the most significant technology improvements and delivering the best images of processed data Further our leadership in reservoir and prospect imaging and illumination Drives processing as well as specialized acquisition and data library business Improves image fidelity, detail and accuracy Leverage our deep E&P expertise along with the latest computing technology Node Distribution8%24%57%11%NASAEAMEAsia PacGlobal Res

Houston CalgaryBuenos Aires Kuala Lumpur Caracas Perth Jakarta SingaporeCrawley, UKAberdeen Stavanger Lagos Luanda Data Processing Center Locations 9 Local Centers 4 Regional Centers

# Our Data Processing Capacity


Compute Capacity
Total Gigaflops
1999
2000
2001
2002
2003
2004
2005
2006
est.

22

Financial Results Q3 & YTD FY 2006

Seasonal Impact On Our Markets GOM Multi-Client GOM Multi-Client and Contract GOM Multi-Client Asia Pacific N.Sea Multi-Client W. Africa Multi-Client and Contract N.Sea Multi-ClientLand Multi-Client Land Multi-Client Can & Lower 48 Arctic Canada & AlaskaCan & Lower 48Customer Budgets - MC

Veritas Quarterly Revenue Trends 250 200 150 100 50 0 2006 Revenue 2005 Revenue 2004 Revenue FY 06, Q3: $236 In $ Millions 0501001502002503001st Qtr2nd Qtr3rd Qtr4th Qtr

Recent Financial Highlights – Q3 FY 2006 Amounts in $ Millions except earnings per share and tax rateQ3 FY 06 Q3 FY 05 Variance Apr-06 Apr-05 Amount % Revenue $236.2 $175.5 $60.7 35% Operating Income $ 48.6 $ 29.2 $19.4 66% Net Income $ 32.9 $ 18.4 $14.5 79% EPS-diluted $ 0.84 $ 0.52 $0.32 62% Tax Rate 33% 40% (7) (18%) Multi-Client Sales $ 88.8 $ 47.6 $41.2 86% Contract Sales $147.4 $127.9 $19.5 15% Balance Balance Variance At 4/30/06 At 7/31/05 Amount % Cash $ 378 $ 249 $129 52% Total Debt $ 155 $ 155 - -

Recent Financial Highlights – YTD FY 2006 Amounts in $ Millions except earnings per share and tax rateYTD YTD Variance Apr-06 Apr-05 Amount % Revenue $643.8 $497.3 $146.4 29% Operating Income $120.4 $ 66.0 $ 54.4 82% Net Income $ 75.7 $ 36.8 $ 38.9 106% EPS-diluted $ 1.95 $ 1.05 $ 0.90 86% Tax Rate 39% 45% (6) (13%) Multi-Client Sales $286.4 $180.4 $106.0 59% Contract Sales $357.4 $316.9 $ 40.5 13% Balance Balance Variance At 4/30/06 At 7/31/05 Amount % Cash $378 $249 $129 52% Total Debt $155 $155 - -

Revenue Mix YTD: Apr-06 vs Apr-05Multi-Client Marine Contract Marine Contract Land in $ Millions YTD Apr-06 $644 YTD Apr-05 $497 $156$86$201$201$183$144$134$36

# Veritas Backlog Annual Trend


500
450
400
350
300
250
200
150
100
50
0
$ Millions
$ 194
$ 216
$ 173
$ 146
$ 302
$ 460
07/2001
07/2002
07/2003
07/2004
07/2005
04/2006
Land Acquisition
Marine Acquisition
Processing
Multi-Client

**Note: Approximately 90% of the April 30, 2006 backlog is scheduled to become revenue within 1 year.**

29

# 5 Year Financial Trends – Revenue and Operating Margin



Revenue in Millions
700
600
500
400
300
200
100
0
$477
$452
$502
$565
$634
$644
25%
20%
15%
10%
5%
0%
-5%
Operating Income Margin
2001
2002
2003
2004
2005
2006
Q3 YTD
(9 months)

30

Summary

Veritas Business Summary Multi-Client - Commitment Deliver strong performance today and into the future through a continued investment to grow and sustain data libraryin proven areas of interest Processing - Innovation Invest in R&D to continuously advance our industry leading imaging capabilities while reinventing our data libraryMarine Acquisition - PerformanceStrengthen competitive differentiation, leverage tight industry capacity and optimize marine business performance Land Contract - Focus Selectively target highly profitable opportunities through standardization and by focusing on specific operating markets, regions and customers Maintain a strong balance sheet to facilitate growth Continuously improve our QHSES culture and performance Improve return on capital through the cycles of the business by leveraging innovation and technical differentiation

Veritas DGC Inc. September 2006